Exhibit 99.2

                              TS ELECTRONICS, INC.
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On June 16, 2005, Onny Investment Limited ("Onny") acquired all of the outstanding common shares of Hainan Helpson Medical Biotechnology Co., Ltd
("Hainan"), a privately held Chinese joint venture, in exchange for cash payments to the Hainan shareholders in the form of common stock dividends from Hainan of Y34,076,800 and non-interest bearing promissory notes totaling Y28,000,000 payable on September 16, 2005. The acquisition of Hainan was recognized as a business combination.

On August 16, 2005, the Onny shareholder made a capital investment in Onny of Y28,437,495 in cash in exchange for the issuance of 29,600 additional common shares. On August 18, 2005, the articles of incorporation of Onny were amended to increase the number of shares of common shares to 40,000 shares, Y827.65 (US$100) par value, and the authorized number of shares of preferred stock to 10,000 shares with a Y827.65 (US$100) par value. On October 19, 2005, Onny issued 10,000 preferred shares in exchange for Y35,692,406 in cash, net of offering costs and estimated registration costs, and on that same date, those preferred shares were converted into 10,000 Onny common shares and principal payments on the promissory notes of Y28,000,000 were made to the former Hainan shareholders.

Also on October 19, 2005, Onny was reorganized as a wholly-owned subsidiary of TS Electronics, Inc. The reorganization was accomplished by the Onny shareholders exchanging their 39,700 Onny common shares for 27,499,940 common shares of TS Electronics, Inc. and for the commitment by TS Electronics, Inc. to issue the original Onny shareholder 4,723,056 common shares following an amendment of the TS Electronics, Inc. articles of incorporation increasing the number of common shares authorized to 100,000,000 shares.

The reorganization was recognized as an 812-for-1 stock split of the common stock of Onny and the effective issuance by Onny of the 2,500,060 shares of common stock of TS Electronics, Inc. that remained outstanding in exchange for the assumption of Y37,021 of liabilities. The acquisition of TS Electronics, Inc. was recognized as a nonmonetary exchange.

The following unaudited pro forma condensed consolidated balance sheet as of June 30, 2005 has been prepared to present the effects of the capital investment by the original Onny shareholder, the issuance of and conversion of the Onny preferred stock into common stock, the Onny stock split, the assumption of the TS Electronics, Inc. liabilities in exchange for common stock, the increase in the authorized common shares and the issuance of the remaining shares to the original Onny shareholder, as though these transactions had occurred on June 30, 2005. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2005 and for the year ended December 31, 2004 have been prepared to present the effects of the acquisition of Hainan and these transactions as though they had occurred on January 1, 2005 and 2004, respectively.

The unaudited pro forma financial information is only illustrative of the effects of these transactions and does not necessarily reflect the financial position or results of operations that would have resulted had the transactions actually occurred at those dates. In addition, the pro forma financial information is not necessarily indicative of the results that may be expected for the year ending December 31, 2005, or any other period.


                      TS ELECTRONICS, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2005


                                                                         TS           Pro Forma
                                                         Onny        Electronics     Adjustments                 Pro Forma
                                                     ------------    ------------    ------------       ---------------------------
                                                                Chinese Yuan (Renminbi)                                U.S. Dollars
--------------------------------------------------------------------------------------------------------------------   ------------
ASSETS
Current assets
Cash and cash equivalents                            Y    329,945    Y       --      Y  28,437,495  (B) Y 36,459,846   $  4,405,225
                                                                                        35,692,406  (C)                        --
                                                                                       (28,000,000) (F)
Trade accounts receivables                             39,705,780            --                           39,705,780      4,797,412
Other non-trade receivables                             7,525,344            --                            7,525,344        909,242
Advances to suppliers                                   3,002,951            --                            3,002,951        362,829
Inventory                                              31,607,129            --                           31,607,129      3,818,900
Accounts receivable - related parties                     557,549            --                              557,549         67,365
Deferred tax asset                                        323,117            --              --              323,117         39,040
-----------------------------------------------------------------    ------------    ------------       ---------------------------
 Total current assets                                  83,051,815            --        36,129,901        119,181,716     14,400,014
-----------------------------------------------------------------    ------------    ------------       ---------------------------
Non-current assets
Property and equipment                                 20,776,981            --                           20,776,981      2,510,358
Intangible assets                                         575,409            --                              575,409         69,523
-----------------------------------------------------------------    ------------    ------------       ---------------------------
Total non-current assets                               21,352,390            --              --           21,352,390      2,579,882
-----------------------------------------------------------------    ------------    ------------       ---------------------------

                       Total assets                  Y104,404,205    Y       --      Y 36,129,901       Y140,534,106   $ 16,979,896
=================================================================    ============    ============       ===========================
LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities
Trade accounts payable                               Y  6,796,222    Y       --      Y       --         Y  6,796,222   $    821,147
Accrued expenses                                          111,694            --                     (C)      111,694         13,495
Taxes payable                                           1,487,845            --                            1,487,845        179,767
Other accounts payable                                  5,007,371          37,021                          5,044,392        609,484
Advances from customers                                 3,048,780            --                            3,048,780        368,366
Purchase obligation to former Hainan Helpson
  shareholders                                         35,220,637            --                           35,220,637      4,255,499
Short-term notes payable to former Hainan
  Helpson shareholders                                 27,406,522            --           593,478   (E)         --             --
                                                                                      (28,000,000)  (F)
Accounts payable - related party                        1,209,792            --                            1,209,792        146,172
Current portion of long-term note payable              15,000,000            --                           15,000,000      1,812,360
-----------------------------------------------------------------    ------------    ------------       ---------------------------
Total current liabilities                              95,288,863          37,021     (27,406,522)        67,919,362      8,206,290
-----------------------------------------------------------------    ------------    ------------       ---------------------------
Long-term liability
Note payable, net of current portion                    8,000,000                                          8,000,000        966,592
Research and development commitment                       250,000                                            250,000         30,206
-----------------------------------------------------------------    ------------    ------------       ---------------------------
Total long-term liabilities                             8,250,000            --              --            8,250,000        996,798
-----------------------------------------------------------------    ------------    ------------       ---------------------------
Shareholder's equity
Common shares, 0.008 par value; 100,000,000 shares              8          20,692             663   (A)      287,385         34,723
  authorized; 34,723,056 shares outstanding                                               198,845   (B)
                                                                                           67,177   (C)
Additional paid-in capital                                   --        46,925,163            (663)  (A)   63,805,503      7,709,237
                                                                                       28,238,650   (B)
                                                                                       35,625,229   (C)
                                                                                      (46,982,876)  (D)
Retained earnings (accumulated deficit)                   865,334     (46,982,876)     46,982,876   (D)      271,856         32,847
                                                                                         (593,478)  (E)
-----------------------------------------------------------------    ------------    ------------       ---------------------------
Total shareholder's equity                                865,342         (37,021)     63,536,423         64,364,744      7,776,807
-----------------------------------------------------------------    ------------    ------------       ---------------------------
Total liabilities and shareholder's equity           Y104,404,205    Y       --      Y 36,129,901       Y140,534,106   $ 16,979,896
=================================================================    ============    ============       ===========================






See the accompanying notes to unaudited pro forma condensed consolidated financial information.


                      TS ELECTRONICS, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2005

                                                         Hainan          TS          Pro Forma
                                           Onny         Helpson      Electronics    Adjustments                Pro Forma
                                       -----------    -----------    -----------    -----------       ---------------------------
                                                        Chinese Yuan (Renminbi)                                      U.S. Dollars
-----------------------------------    --------------------------------------------------------       -----------    ------------
Revenues                               Y 4,076,425    Y44,067,045   Y       --      Y      --         Y48,143,470    $  5,816,888

Cost of revenues                         2,689,810     27,667,087           --         (722,644) (G)   29,634,253       3,580,530
-----------------------------------    -----------    -----------    -----------    -----------       -----------    ------------

Gross profit                             1,386,615     16,399,958           --          722,644        18,509,217       2,236,358
-----------------------------------    -----------    -----------    -----------    -----------       -----------    ------------

Operating expenses
Selling expenses                            37,159        318,065           --             --             355,224          42,920
Stock-based compensation                      --             --       14,018,140    (14,018,140) (D)         --              --
General and administrative                 166,176      2,848,725        997,898       (997,898) (D)    3,014,901         364,272
-----------------------------------    -----------    -----------    -----------    -----------       -----------    ------------
Total operating expenses                   203,335      3,166,790     15,016,038    (15,016,038)        3,370,125         407,192
-----------------------------------    -----------    -----------    -----------    -----------       -----------    ------------

Income (loss) from operations            1,183,280     13,233,168    (15,016,038)    15,738,682        15,139,092       1,829,166
-----------------------------------    -----------    -----------    -----------    -----------       -----------    ------------

Non-operating income (expense)
Interest income                               --            3,278           --             --               3,278             396
Interest expense                          (239,147)      (593,533)          --         (700,000) (E)   (1,532,680)       (185,185)
Other income                                  --        1,786,412           --             --           1,786,412         215,841
-----------------------------------    -----------    -----------    -----------    -----------       -----------    ------------
Non-operating income (expense)            (239,147)     1,196,157           --         (700,000)          257,010          31,052
-----------------------------------    -----------    -----------    -----------    -----------       -----------    ------------

Income before taxes                        944,133     14,429,325    (15,016,038)    15,038,682        15,396,102       1,860,218
Income tax expense                         (78,799)      (774,327)          --          (54,198) (H)     (907,324)       (109,627)
-----------------------------------    -----------    -----------    -----------    -----------       -----------    ------------

Net income (loss)                      Y   865,334    Y13,654,998   Y(15,016,038)   Y14,984,484       Y14,488,778    $  1,750,591
===================================    ===========    ===========    ===========    ===========       ===========    ============

Basic and diluted earnings per share                                                                  Y      0.42    $       0.05
=================================================================================================================    ============

Weighted-average common shares
  outstanding                                                                                          34,723,056      34,723,056
-----------------------------------------------------------------------------------------------------------------    ------------











See the accompanying notes to unaudited pro forma condensed consolidated financial information.


                      TS ELECTRONICS, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                       Hainan           TS          Pro Forma
                                          Onny         Helpson      Electronics    Adjustments               Pro Forma
                                       -----------   -----------    -----------    -----------       --------------------------
                                                                                                                    U.S. Dollars
----------------------------------------------------------------------------------------------------------------    ------------
Revenues                               Y      --     Y64,059,750    Y   132,076    Y  (132,076) (D)  Y64,059,750    $  7,739,957
Cost of revenues                                      38,200,114        148,778       (148,778) (D)
                                              --                                    (1,445,288) (G)   36,754,826       4,440,866
-----------------------------------    -----------   -----------    -----------    -----------       -----------    ------------

Gross profit                                  --      25,859,636        (16,702)        16,702        27,304,924       3,299,091
-----------------------------------    -----------   -----------    -----------    -----------       -----------    ------------

Operating expenses
Selling expenses                              --         661,333           --             --             661,333          79,905
General and administrative                    --       2,954,655        484,523       (484,523)        2,954,655         356,993
-----------------------------------    -----------   -----------    -----------    -----------       -----------    ------------
Total operating expenses                      --       3,615,988        484,523       (484,523)        3,615,988         436,898
-----------------------------------    -----------   -----------    -----------    -----------       -----------    ------------

Income from operations                        --      22,243,648       (501,225)       501,225        23,688,936       2,862,193
-----------------------------------    -----------   -----------    -----------    -----------       -----------    ------------

Non-operating income (expense)
Interest income                               --          14,506           --             --              14,506           1,753
Interest expense                              --      (1,340,709)          --         (700,000) (E)   (2,040,709)       (246,567)
Other income (expense)                        --          57,262         20,691        (20,691) (D)       57,262           6,919
-----------------------------------    -----------   -----------    -----------    -----------       -----------    ------------
Non-operating expense                         --      (1,268,941)        20,691       (720,691)       (1,968,941)       (237,895)
-----------------------------------    -----------   -----------    -----------    -----------       -----------    ------------
Income before taxes                           --      20,974,707       (480,534)      (219,466)       21,719,995       2,624,298
Income tax expense                            --      (1,629,881)          --            1,253  (H)   (1,628,628)       (196,777)
-----------------------------------    -----------   -----------    -----------    -----------       -----------    ------------

Net income                             Y      --     Y19,344,826    Y  (480,534)   Y  (218,213)      Y20,091,367    $  2,427,521
====================================   ===========   ===========    ===========    ===========       ===========    ============

Basic and diluted earnings per share                                                                 Y      0.58    $       0.07
================================================================================================================    ============

Weighted-average common shares
  outstanding                                                                                         34,723,056      34,723,056
----------------------------------------------------------------------------------------------------------------    ------------










See the accompanying notes to unaudited pro forma condensed consolidated financial information.

                      TS ELECTRONICS, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION


A To reflect the effective stock split of the Onny Investment Limited common shares on an 812-for-1 basis, which resulted in the 100 common shares outstanding becoming 81,166 common shares.

B Issuance of 24,025,206 shares (29,600 pre-split shares) of common stock to the Onny shareholder in exchange for Y28,437,495 in cash, or Y1.18 per share.

C Issuance of 8,116,624 shares (10,000 pre-split shares) of common stock upon conversion of 10,000 shares of preferred stock issued for Y35,692,406 in cash, net of Y5,690,094 offering costs and estimated registration costs.

D Acquisition of TS Electronics, Inc. in exchange for the 2,500,060 shares of common stock that remained outstanding. The common shares were valued at the fair value of the liabilities assumed, or Y(37,021). Elimination of prior operations and the accumulated deficit of TS Electronics, Inc. upon acquisition.

E Amortization of the discount on the notes payable to former Hainan Helpson shareholders. The amortization of the discount is not expected to be a recurring expense to the Company.

F Payment to the principal amount of the notes payable to the former Hainan Helpson shareholders from the purchase of Hainan Helpson.

G Decrease in depreciation expense from the property and equipment acquired and decrease in amortization expense from the intangible assets acquired in the Hainan Helpson acquisition.

H To adjust income taxes for the effects of the pro forma adjustments to the statements of operations. Also to increase in income tax expense related to the non-deductible amortization expense from the discount on the short-term notes payable. The expense is not deductible against the income earned in The People's Republic of China.